SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) December 22, 2004


                     WESTSTAR FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       North Carolina                   000-30515               56-2181423
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)      (IRS Employer
    of incorporation)                                    Identification  number)


                79 Woodfin Place, Asheville, North Carolina 28801
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code (828) 252-1735


                                 Not Applicable
--------------------------------------------------------------------------------
                (Former address of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 22, 2004, the Registrant reported that the Board of Directors declared a 20% stock dividend, effected in the form of a 6-for-5 split of the Registrant's common stock, payable on January 31, 2005 to shareholders of record on January 11, 2005.


Item 9.01 Financial Statements and Exhibits


     (c)  Exhibits


EXHIBIT NO.             DESCRIPTION OF EXHIBIT
-----------             ----------------------

   99.1                 Press Release dated December 22, 2004


This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant's goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", "projects", "outlook" or similar expressions. These statements are based upon the current belief and expectations of Registrant's management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant's control).

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WESTSTAR FINANCIAL SERVICES CORPORATION



                                    By:   /s/Randall C. Hall
                                          --------------------------------------
                                          Randall C. Hall
                                          Executive Vice President and Secretary




Dated:    December 27, 2004

                                  EXHIBIT INDEX
                                  -------------



Exhibit                                 Description
 Number                                  of Exhibit
 ------                                  ----------

  99.1                        Press Release dated December 22, 2004